SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934

                               ------------------


                       Date of Report: November 18, 2002


                              NEWTECH BRAKE CORP.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                   0-26949                11-3500919
         --------                   -------                ----------
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)          Identification No.)



779 Industrial Blvd.
--------------------
Blainville, Quebec  J7C 3V3
-------------------------------------
(Address of principal executive offices)


Registrant's telephone number, including area code:  (450) 434-6432

ITEM 9.  REGULATION F-D DISCLOSURE.

         On November 18, 2002, NewTech Brake Corp. (the "Company") published a press release announcing that Mr. Jack Ehrenhaus, a director and former executive of Internet VIP, Inc., the predecessor organization to the Company, filed an unauthorized and unapproved Form 8-K on behalf of the Company. The unauthorized and unapproved Form 8-K filed by Mr. Ehrenhaus contained incorrect information and should be disregarded. The Company has notified the Securities and Exchange Commission and is taking steps to prevent this from occurring in the future. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  EXHIBITS

Exhibit No.                  Description

99.1                       Press Release

                                 SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        NEWTECH BRAKE CORP.

Date:  November 18, 2002                By: /s/ Yvon Rancourt
                                           -------------------------------
                                           Name: Yvon Rancourt
                                           Its:  Chairman of the Board

                                EXHIBIT 99.1
                                ------------

PRESS RELEASE                                           NOVEMBER 18, 2002

                                                    FOR IMMEDIATE RELEASE
                                                    ---------------------

NEWTECH BRAKE CORP.

ROGUE FORMER EXECUTIVE FILES NON-AUTHORISED NEWTECH BRAKE CORP.
REGULATORY DOCUMENT

BLAINVILLE,  QC,  NOVEMBER  18,  2002 - NewTech  Brake  Corp.  (NASD  BB:  NWTB)
announced today that it noted that a Director and former executive of its predecessor company, Internet VIP, Inc., Mr. Jack Ehrenhaus filed an unauthorized and unapproved Form 8K with the SEC on behalf of NewTech Brake Corp. on November 15. The illegally filed document is without substance or merit and should be wholly disregarded.

Mr. Ehrenhaus's employment had been terminated by the Board of Directors earlier this year for insubordination. Furthermore, Mr. Ehrenhaus had been asked to resign from the Board of NewTech Brake Corp. after a routine background check disclosed that he had failed to make known to the new management and Board of NewTech Brake Corp. certain of his past personal business dealings which had come under review by US regulatory authorities and had resulted in Mr.
Ehrenhaus's having been censured and the OTS issued an ORDER OF PROHIBITION dated 02/03/92 against Mr. Ehrenhaus.

Mr. Yvon Rancourt, Chairman of NewTech Brake Corp., stated "it is truly unfortunate that Mr. Ehrenhaus has chosen to attempt to harass NewTech Brake Corp. in this unprofessional and illegal manner. The Form 8K was not factual and was not authorized or issued by our Company. We have turned this matter over to our attorney for appropriate rectification of the inaccurate information and likely actions against Mr. Ehrenhaus".

Furthermore, the management of NewTech Brake Corp. (NASD BB: NWTB) has strong reasons to believe NAKED SHORT SALES occurred in the last several weeks and intends to identify and take appropriate actions against any person or entities involved in this unlawful activity.

NewTech Brake Corp., a Delaware and affiliate company of NewTech Group International Inc., operates under an exclusive license from NewTech Group International Inc. to commercialize the NewTech patented full-contact disc brake for heavy vehicles (OEM and aftermarket) in North America and Europe.

Contact: Investor Relations Dept.,
NewTech Brake Corp.,
Tel:(450) 434-6432,
Fax: (450) 434-6078,
jrancourt@newtech-ibs.com,
-------------------------
http://www.newtechbrake.com/